                                                              EXHIBIT 99.906CERT

EXHIBIT 12(b)

  CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, John J. Kelley, President & Chief Executive Officer of WT Mutual Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 9/7/11              /s/ John J. Kelley
                          ------------------------------------------------------
                          John J. Kelley, President & Chief Executive Officer
                          (principal executive officer)

I, John C. McDonnell, Vice President & Chief Financial Officer of WT Mutual Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 9/7/11              /s/ John C. McDonnell
                          ------------------------------------------------------
                          John C. McDonnell, Vice President & Chief Financial
                          Officer
                          (principal financial officer)